Exhibit 99.01
Lehman Brothers Energy/Power Conference September 4, 2008

1 What Happened to U.S. Fuel Demand? Very High Prices Recession Consumer Wealth Concerns The Perfect Storm Lower Demand Industry Volatility

2 Gasoline Margins Improving But Remain Volatile U.S. gasoline inventories falling Refiners making less gasoline Delta now even with last year, down from 22 million barrels in early March YTD 2008 U.S. gasoline demand down 1.5% from same period in 2007 5-Yr Avg 2008 2007 High Low 1/6/2006 207884 213063 213295 9.221 8.665 1/13/2006 211121 215256 216786 9.104 8.562 1/20/2006 214098 220341 220795 8.998 8.389 1/27/2006 214514 223899 224614 8.879 8.22 2/3/2006 215720 227487 227214 8.883 8.204 2/10/2006 216263 229236 225156 8.939 8.143 2/17/2006 217979 230264 222115 8.994 8.238 2/24/2006 217175 232619 220175 9.012 8.374 3/3/2006 216125 234276 216425 9.034 8.514 3/10/2006 214394 235967 213939 9.04 8.554 3/17/2006 212155 232520 210489 9.054 8.625 3/24/2006 209989 229235 210231 9.079 8.598 3/31/2006 208143 224710 205201 9.093 8.499 4/7/2006 206007 221268 199725 9.129 8.512 4/14/2006 204090 215751 197007 9.129 8.53 4/21/2006 202425 212572 194214 9.204 8.548 4/28/2006 201463 211089 193099 9.147 8.642 5/5/2006 203783 211883 193471 9.169 8.686 5/12/2006 204503 210168 195235 9.196 8.613 5/19/2006 205735 209413 196666 9.241 8.74 5/26/2006 206385 206499 198027 9.337 8.736 6/2/2006 206656 209090 201537 9.406 8.8 6/9/2006 208443 210088 201540 9.471 8.806 6/16/2006 209246 208910 203331 9.438 8.69 6/23/2006 209382 208757 202582 9.437 8.826 6/30/2006 208894 210857 204433 9.507 8.925 7/7/2006 208775 211766 205576 9.559 8.925 7/14/2006 208454 214238 203341 9.594 8.978 7/21/2006 209335 217085 204134 9.602 9.054 7/28/2006 207962 213560 204720 9.601 9.035 8/4/2006 207075 209216 202997 9.62 9.108 8/11/2006 204769 202822 201940 9.61 9.179 8/18/2006 201859 196620 196231 9.609 9.15 8/25/2006 199909 195441 192564 9.602 9.17 9/1/2006 198169 191083 9.583 9.129 9/8/2006 196801 190417 9.543 9.023 9/15/2006 196893 190834 9.457 8.972 9/22/2006 197755 191366 9.377 8.83 9/29/2006 200148 191325 9.241 8.738 10/6/2006 200092 193000 9.21 8.75 10/13/2006 199963 195768 9.227 8.798 10/20/2006 199227 193837 9.283 8.805 10/27/2006 198857 195132 9.388 8.915 11/3/2006 198426 194313 9.391 9.022 11/10/2006 198409 195027 9.344 8.94 11/17/2006 197727 195190 9.254 8.911 11/24/2006 198440 196628 9.209 8.823 12/1/2006 199401 200623 9.264 8.757 12/8/2006 201692 202241 9.335 8.721 12/15/2006 203318 205221 9.421 8.799 12/22/2006 204798 205857 9.398 8.898 12/29/2006 205563 207842 9.34 8.877 Total U.S. Gasoline Stocks (mmbpd) Source: DOE unadjusted weekly data; 2008 through August 22; Note: Finished and Blendstocks Recent improvement in gasoline margins, but expect seasonal trend for rest of the year Low complexity, sweet-crude refineries continue to face challenging economics 5-Yr Avg 2008 2007 Forward Curve Low 1/1/2007 5.1 5.1 4.39 2.87 1/8/2007 6.32 3.46 4.32 1.98 1/15/2007 5.04 2.29 4.13 5.64 1/22/2007 5.25 5.33 4.12 5.77 1/29/2007 5.01 5.62 5.57 4.1 2/5/2007 5.9 5.08 4.94 4.09 2/12/2007 5.77 5.89 5.4 4.83 2/19/2007 5.84 7.17 7.88 3.22 2/26/2007 6.26 5.3 11.96 1.58 3/5/2007 8.31 3.18 14.9 3.45 3/12/2007 9.56 -0.04 14.85 2.54 3/19/2007 11.55 0.35 18.5 0.45 3/26/2007 12.35 6.37 18.5 4/2/2007 13.37 8.6 18.23 4/9/2007 14.71 5.21 21.96 4/16/2007 16.7 6.76 30.57 4/23/2007 16.12 6.32 24.72 4/30/2007 16.74 5.7 31.95 5/7/2007 15.89 6.4 31.93 5/14/2007 17.4 6.93 35.48 5/21/2007 17.97 7.19 40.41 5/28/2007 14.97 9.65 33 6/4/2007 14.81 9.66 31.23 6/11/2007 14.23 4.38 26.18 6/18/2007 12.87 6.56 23.95 6/25/2007 12.76 4.91 23.81 7/2/2007 12.74 0.28 21.65 7/9/2007 14.59 1.31 22.74 7/16/2007 14.5 0.13 23.6 7/23/2007 12.6 1.15 13.63 7/30/2007 11.1 4.54 10.16 8/6/2007 10.59 7.86 8.37 8/13/2007 10.19 9.77 9.87 8/20/2007 11.31 5.91 14.19 8/27/2007 9.45 9.47 11.08 9/3/2007 14.47 12.95 9/10/2007 10.74 13.16 9/17/2007 8.09 8.27 9/24/2007 10.84 8.14 10/1/2007 13.68 5.93 10/8/2007 9.32 4.52 10/15/2007 6.55 4.16 10/22/2007 4.58 2.81 10/29/2007 3.39 1.11 11/5/2007 4.04 4.32 11/12/2007 4.51 6.23 11/19/2007 4.46 5.1 11/26/2007 4.24 3.13 12/3/2007 3.39 1.88 12/10/2007 3.16 2.8 12/17/2007 3.52 3.53 12/24/2007 3.73 3.45 12/31/2007 4.82 5.81 Gulf Coast Gas Crack (per bbl) Source: Platt's weekly averages; 2008 through August 26

3 Outstanding Diesel Market Continues U.S. and European distillate inventories tight Nearly 20 million barrels below last year YTD U.S. distillate demand down 1.4%, but Europe, South America, and Asia supporting exports 2003 2004 2005 2006 2007 2008 Jan 447.565 427.1782 461.3112 477.3762 445.8 Feb 417.4465 411.3682 457.9368 475.8206 432.1 Mar 390.2595 413.03 441.2846 447.763 429.7 Apr 389.313 404.329 442.2738 450.2386 402.7 May 400.7005 411.7472 435.8084 451.1552 408.4 Jun 416.5515 419.7428 442.189 449.1614 414.6 Jul 442.424 441.362 455.6452 447.1694 427.8 Aug 474.351 456.9014 470.7576 455.8362 Sep 462.556 461.6324 472.1408 458.0598 Oct 463.352 456.5158 469.2618 436.152 Nov 449.884 447.831 461.9606 423.2292 Dec 444.928 455.8282 469.3858 437.7986 2006 2005 2008 2007 U.S. and Europe Commercial Distillate/ Gasoil Inventories (millions of barrels) Source: IEA and Euroilstock as of July 2008; Includes heating oil, diesel, gasoil Forward curve shows 2008 diesel margins continue to be higher than 2007 Forward market pricing 2009 higher than 2008 Reflects overall tightness in global refining capacity for distillates Global distillate demand continuing to grow 5-Yr Avg 2008 2007 2008 Forward Curve 1/1/2007 7.97 12.07 11.96716669 1/8/2007 7.6 14.21 14.0877 1/15/2007 7.9 14.81 15.11475 1/22/2007 8.59 15.83 14.6863 1/29/2007 8.78 17.46 14.2115 2/5/2007 8.76 20.24 13.647 2/12/2007 9.29 22.39 14.795 2/19/2007 11.17 22.06 18.16475 2/26/2007 11.36 26.65 19.2107 3/5/2007 10.83 27.5 21.9169 3/12/2007 10.8 26.9 22.2966 3/19/2007 10.37 25.89 21.1412 3/26/2007 11.33 28.96 24.18025 4/2/2007 12.03 30.32 25.51825 4/9/2007 13.69 28.07 30.0435 4/16/2007 12.01 25.45 21.4495 4/23/2007 11.83 25.18 20.2068 4/30/2007 11.31 27.03 20.5513 5/7/2007 11.82 32.79 22.5261 5/14/2007 11.42 35.83 23.0127 5/21/2007 11.38 32.62 23.3549 5/28/2007 11.46 29.56 21.63825 6/4/2007 12.13 29.73 20.5117 6/11/2007 12.01 26.63 20.9446 6/18/2007 10.93 24.86 20.634 6/25/2007 11.18 25.4 19.2405 7/2/2007 11.39 27.24 18.298375 7/9/2007 10.4 28.37 18.0426 7/16/2007 10.15 27.71 13.8135 7/23/2007 10.69 23.11 14.4926 7/30/2007 11.09 18.8 14.1936 8/6/2007 10.52 17.78 14.4678 8/13/2007 11.08 19.23 17.3316 8/20/2007 11.93 21.74 18.1904 8/27/2007 13.18 18.1138 21.13 9/3/2007 11.88 16.859125 22.6 9/10/2007 10.36 16.2975 22.6 9/17/2007 12.35 16.31488 22.6 9/24/2007 17.21 15.29102 22.6 10/1/2007 16.38 14.1446 22.83 10/8/2007 17.15 13.43852 22.83 10/15/2007 15.31 12.64948 22.83 10/22/2007 11.79 11.88764 22.83 10/29/2007 10.53 14.18422 22.83 11/5/2007 11.44 16.46192 21.4 11/12/2007 11.5 15.94456 21.4 11/19/2007 11.84 16.4062 21.4 11/26/2007 11.24 18.62408 21.4 12/3/2007 10.42 16.56846 20.47 12/10/2007 11.18 15.27508 20.47 12/17/2007 10.72 16.59832 20.47 12/24/2007 10.16 14.7753667 20.47 12/31/2007 9.97 13.66866671 20.47 Gulf Coast On-Road Diesel Crack (per bbl) Source: Platt's weekly averages; 2008 through August 26; LSD prior to May 2006; ULSD after April 2006

4 Differentials Remain Attractive for Low-Quality Feedstocks Medium and heavy sour differentials have narrowed, but remain attractive Maya trading around $10 and Mars trading around $5 per barrel below WTI Expect fuel oil demand to weaken and asphalt season to end - yielding wider differentials Expect heavy and sour feedstock differentials to remain wide Supported by long-term movement of Canadian heavy sour crude oil into U.S. Stabilizing Mexican Maya, or, at least, a slower decline Maya Mars LLS - Mars 1/1/2002 5.74 2.15 2.52 2/1/2002 5.96 1.96 2.36 3/1/2002 5.75 2.06 2.47 4/1/2002 4.22 1.63 2.07 5/1/2002 4.64 2.74 2.2 6/1/2002 4.1 2.02 2.17 7/1/2002 4.39 1.9 1.96 8/1/2002 5.38 2.93 2.54 9/1/2002 5.25 2.52 2.41 10/1/2002 4.58 2.78 3.01 11/1/2002 6.32 4.42 4.37 12/1/2002 6.93 2.82 3.4 1/1/2003 5.41 3.27 3.85 2/1/2003 8.22 5.19 5.28 3/1/2003 9.15 3.69 6.02 4/1/2003 7.7 3.94 3.6 5/1/2003 6.68 2.26 2.35 6/1/2003 7.36 3.57 3.18 7/1/2003 5.62 3.22 2.95 8/1/2003 5.96 3.1 3.04 9/1/2003 5.97 3.36 3.66 10/1/2003 6.26 3.11 3.64 11/1/2003 6.85 3.51 3.58 12/1/2003 7.66 2.82 3.26 1/1/2004 8.54 4.06 5.74 2/1/2004 10.01 5.6 6.48 3/1/2004 9.49 4.6 5.76 4/1/2004 9.21 5.55 5.77 5/1/2004 8.54 4.31 4.47 6/1/2004 8.28 4.76 4.49 7/1/2004 10.68 4.99 5.48 8/1/2004 11.99 6.21 6.98 9/1/2004 13.71 7 7.85 10/1/2004 14.67 10.44 11.51 11/1/2004 16.63 8.89 8.51 12/1/2004 15.22 7.67 7.12 1/1/2005 16.93 7.18 6.8 2/1/2005 17.09 6.61 5.73 3/1/2005 17.82 7.21 6.58 4/1/2005 14.84 6.56 5.42 5/1/2005 11.24 5.11 4.18 6/1/2005 14.26 5.15 4.31 7/1/2005 14.47 5.46 4.62 8/1/2005 17.38 7.24 7.04 9/1/2005 15.23 5.63 6.95 10/1/2005 15.48 6.87 7.48 11/1/2005 16.56 6.83 6.2 12/1/2005 17.51 7.61 7 1/1/2006 18.08 7.08 6.81 2/1/2006 15.01 8.18 7.31 3/1/2006 14.28 7.86 7.59 4/1/2006 14.27 5.87 6.12 5/1/2006 15.56 7.04 7.24 6/1/2006 17.28 7.16 7.1 7/1/2006 16.45 6.67 7.17 8/1/2006 13.54 7.69 8.27 9/1/2006 12.56 8.14 7.06 10/1/2006 12.34 7.01 5.61 11/1/2006 13.08 6.05 6.36 12/1/2006 13.97 6.74 8.08 1/1/2007 12.68 5.96 7.24 2/1/2007 12.89 5.77 7.06 3/1/2007 12.75 3.02 4.92 4/1/2007 11.15 1.86 5 5/1/2007 9.05 3.25 7.21 6/1/2007 8.64 2.94 7.64 7/1/2007 10.38 4.46 8/1/2007 11.8 5.75 9/1/2007 14.78 7.59 10/1/2007 15.29 11.13 11/1/2007 15.67 9 12/1/2007 14.26 6.59 1/1/2008 14.68 6.86 2/1/2008 16.58 6.36 3/1/2008 19.19 7.82 4/1/2008 21.06 8.79 5/1/2008 21.89 6.12 6/1/2008 20.07 5.97 7/1/2008 12.41 4.73 8/1/2008 9.75 5.54 Heavy Sour Crude Differentials to WTI (per bbl) Source: Platt's monthly averages; 2008 through August 26

5 Margins Improving for Most Secondary Products 1Q08 2Q08 3Q08 -41.08 -54.55 -15.3 1Q08 2Q08 3Q08 -28.09 -39.57 -23.48 1Q08 2Q08 3Q08 -0.63 -6.89 9.94 1Q08 2Q08 3Q08 32.41 33.61 80.52 Note: All prices are spot market Gulf Coast except for lubes, which is New York Harbor; Sources: Platt's, ICIS-LOR, Pace Quarterly, and Argus quarterly averages through Aug. 26 3% #6 Fuel Oil - WTI Propylene - WTI Lubes - WTI Asphalt - WTI 1Q08 2Q08 3Q08 1Q08 2Q08 3Q08 1Q08 2Q08 3Q08 1Q08 2Q08 3Q08 Nearly 20% of Valero's product slate consists of secondary products Improves benchmark margin capture rates

6 Refinery, Location, Configuration, and Complexity Are Key to Financial Success Per Barrel Strong distillate margins and wide discounts for low-quality feedstocks provide favorable economics for high-conversion, coking refineries 2001 2002 2003 2004 2005 2006 2007 2008 YTD LLS - Light Sweet 2.091863916 1.532949225 2.367491593 2.338096127 5.403936672 4.110860844 4.649901143 0.547931103 Mars - Medium Sour 6.969674813 4.152000507 6.045672411 8.575073691 12.29113699 12.683082 13.32852614 10.19760029 Maya - Heavy Sour 11.06192978 6.870806597 9.299525398 13.83198459 21.42962385 20.41740459 20.12101236 21.13636646 USGC 6-3-2-1 Crack Spread Maya Crack Higher, More Stable

7 Valero's Conversion Capacity Is a Key Advantage Source: Company reports Coking Hydrocracking Cat Cracking VLO 368 213 875 XOM 384 150 792 COP 329 135 673 BP 227 252 442 RDS 164 258 257 CVX 155 148 297 MRO 66 27 402 TSO 94 94 196 SUN 9 28 322 U.S. Conversion Capacity (mbpd) Source: Company reports Heavy Sour and Resids 0.35 Sour and Acidic Crudes 0.33 Light Sweet Crudes & Other 0.32 Valero's 2Q08 Feedstock Slate High-complexity system leads in U.S. conversion capacity Enables Valero to convert low-quality, discounted feedstocks into high-quality products Very high capital investments and long lead times slow the addition of new conversion capacity More than 2/3 of Valero's feedstocks price below light sweet crude oil Feedstock discounts provide potential for more sustainable earnings Flexibility in Valero's system enables the use of a wide variety of feedstocks 68% of feedstocks priced below light sweet crude oil

8 U.S. and Canada N.W. Europe and Med Latin America Middle East Africa E. Europe and FSU Asia Pacific Crude Capacity Growth 0.35 0.1 0.17 0.18 0.06 0.29 2.39 Conversion Capacity Growth 0.35 0.21 0.19 0.17 0.07 0.33 1.67 Where Refineries Are Coming Online Most refinery capacity growth is coming online in Asia Source: Industry reports and Valero forecast; includes capacity creep MMBPD 2009 and 2010 Capacity Growth by Region

9 Expect Complex Refiners to Outperform Other Refiners Source: Industry reports and Valero forecast; 2008 through 2010 estimates are based on consultant averages and are subject to change; includes capacity creep MMBPD Global Refining Supply and Demand 2001 2002 2003 2004 2005 2006 2007 2008E 2009E 2010E 2011E 2012E Petroleum Demand Growth 0.8 0.7 1.6 2.8 1.3 0.8 1.04 0.77 1 1.1 1.16 1.16 Global Utilization Rate 0.78 0.81 0.81 0.84 0.84 0.84 0.83 0.82 0.82 0.81 0.8 0.79 Crude Unit Expansions 0.1 0.854 0.463 0.745 1.415 1.606 1.135 1.25 1.83 1.71 1.94 1.73 Conversion Capacity Growth 0.45 0.909 0.559 0.498 0.626 0.831 0.702 1.19 1.56 1.42 1.62 1.34 Slowdown in global demand and upcoming capacity additions creating more competitive environment near- to mid-term Over long-term, refined products demand continues to grow Refining more complex, product specifications much tighter Sulfur removal, vapor pressure reduction, boiling ranges

10 2007 2008E 2009E 2010E 2011E 2012E Gasoline Demand 21.8785 22.13075 22.39475 22.67925 22.91475 23.1355 Diesel Demand 24.204 24.73875 25.2495 25.8595 26.39125 26.922 Global Product Growth Lead by Diesel Source: 2008 through 2012 estimates are based on consultant averages and are subject to change MMBPD Estimated Global Product Demand through 2012 Diesel Demand Gasoline Demand Worldwide growth in demand is expected to continue Diesel is growing faster Refining requires a global perspective, freight equalizes

11 2007 U.S. Consumption 2Q08 Valero Production 2007 OECD Europe Consumption Motor Gasoline 0.45 0.45 0.16 Distillate 0.28 0.36 0.48 Residual Fuel 0.04 0.04 0.11 Other Products 0.23 0.15 0.25 Valero Shifting Production Toward Global Demand Source: DOE and IEA, Company Reports MMBPD In 1Q08, began to implement distillate maximization strategy Through 2Q08, have achieved 75 mbpd of increased distillate production Expect to achieve another 25 mbpd by year-end Previous investments in spare hydrotreating and hydrocracking capacity allowed Valero to quickly shift yields

12 Major Growth Strategies Increase Distillate Production Near-term - Shifting production from gasoline to distillate Long-term - Building grassroots hydrocrackers at St. Charles and Port Arthur Increase Access and Capability to Process Low Cost Raw Materials Long-term increasing availability of medium and Canadian heavy sour feedstocks Continuously Improve Operations Targeting $1 billion in operating income improvements Focusing on reliability, energy efficiency, and other operating costs Aggressively working on administrative expenses Valero's Port Arthur, TX refinery

13 Improving Operations 2006 26 2007 32 1Q08 33.3 2Q08 18.7 3Q08 18.5 Valero Average Number of Unplanned Refinery Outages per Month Number of unplanned outage events on the decline in 2008 2008 YTD average is a 25% decrease from 2007 Major commitment to improve performance (Commitment to Excellence) In 2007, enhanced effort and attention on reliability and safety Continuing to implement a world-class Process Safety Management and Reliability program Standardizing operating approach (CTEMS) Declining number of unplanned outage events

14 Targeting $1 Billion of Operating Income Improvements Assessed refining system based on 2006 Solomon Survey results In aggregate, 3rd quartile system performance Identified gaps of approximately $1 billion of annual operating income (1% mechanical availability worth $500 million per year) Detailed list of projects developed Other opportunities available - throughout company 2007 2008 2009 2010 2011 Mechanical Availability (Reliability) 0 100 100 400 550 Energy Efficiency 10 30 50 175 250 Other Operating Expenses 50 100 150 175 200 $550 $250 $200 millions

15 2008E 2009E Regulatory 560 750 Turnarounds 435 700 Sustaining/Other 1525 800 Tier II 50 0 Strategic 1180 1750 Budgeted 330 Preliminary 2009 Estimate Disciplined Capital Program Optimizes Flexibility and Returns 1Estimated budgets are for all 16 refineries and include spending for some projects not yet approved by Board of Directors $3,750 $4,000 Millions Strategic Turnarounds Sustaining/ Reliability Regulatory Tier II 2008 Estimate 1 1 Preliminary 2009 budget now at $4 billion Deferring St. Charles paraxylene project and Port Arthur coker project, but continuing to invest in key refineries 2009 capital budget remains in progress Given volatile margin environment, combining discipline and flexibility for 2009 estimated capital spending plan

16 Valero's Strong Financial Position Solid investment grade credit rating $1.6 billion in cash on June 30, 2008 Added to cash with sale of Krotz Springs refinery in third quarter $4 billion in credit facilities with no borrowings 2001 0.534 2002 0.504 2003 0.403 2004 0.307 2005 0.248 2006 0.161 2007 0.192 2Q08 0.205 Net Debt-to-Capitalization Ratio (period-end) Limited near-term debt maturities Low net debt-to-cap ratio Could add $2.7 billion in debt and stay within target range of 25% to 30% Target ratio 25% to 30%

17 Stock Buybacks Have approximately $3.6 billion of authorization Plan to continue program Purchased $773 million YTD Plan to Continue Allocating Cash Using a Balanced Approach Dividends Increased dividend by 25% in 2Q08 Nearly 2% yield Debt Maintain investment- grade rating Diluted Shares Outstanding 4Q05 654.1 1Q06 644.3 2Q06 635.8 3Q06 627.8 4Q06 619.6 1Q07 615.3 2Q07 578 3Q07 564 4Q07 555 1Q08 541 2Q08 534 Diluted Shares Outstanding (Wtd. Avg.) Millions Capex and Turnarounds Stock Buybacks Dividends Net Debt Repayments 2001 0.536 0.157 0.02 0.0185 2002 0.779 0.046 0.042 0 2003 1.112 0.073 0.05 0.3 2004 1.596 0.318 0.079 0 2005 2.574 0.571 0.106 0.874 2006 3.756 2.02 0.184 0.249 2007 2.778 5.788 0.271 0 2008E 3.845 1 0.298 0.373 Capital Expenditures, Stock Buybacks, Dividends, and Net Debt Repayments Billions Strong financial position and capital flexibility enable Valero to pursue high return investment opportunities, including stock buybacks Cut share count by 120 million (18%) since year- end 2005

18 Committed to Creating Long-Term Shareholder Value Committed to safe, environmental and regulatory compliant operations Focusing on reliability and cost efficiency Using a balanced approach to allocate cash Plan to maintain investment grade credit rating Expect to continue returning cash to shareholders Investing in selected projects at core refineries Emphasizing distillates and low-quality feedstocks Encouraging and securing alternative feedstock sources Financial flexibility provides options when opportunities are available

19 Appendix

Refining Portfolio


Benicia, California
• 170,000 bpd capacity
• 15.0 Nelson complexity
Wilmington, California
• 135,000 bpd capacity
• 15.9 Nelson complexity
McKee, Texas
• 170,000 bpd capacity
• 9.4 Nelson complexity
Three Rivers, Texas
• 100,000 bpd capacity
• 12.4 Nelson complexity
Corpus Christi, Texas
• 315,000 bpd capacity
• 18.4 Nelson complexity
Texas City, Texas
• 245,000 bpd capacity
• 10.8 Nelson complexity
Houston, Texas
• 145,000 bpd capacity
• 15.1 Nelson complexity
Port Arthur, Texas
• 310,000 bpd capacity
• 11.8 Nelson complexity
Krotz Springs, Louisiana
• 85,000 bpd capacity
• 6.5 Nelson complexity
• Sold July 2008 for more than $500 million
Quebec, Canada
• 265,000 bpd capacity
• 7.6 Nelson complexity
Paulsboro, New Jersey
• 195,000 bpd capacity
• 9.1 Nelson complexity
Delaware City, Delaware
• 210,000 bpd capacity
• 13.2 Nelson complexity
Lima, Ohio
• 165,000 bpd capacity
• SOLD in 2007 for $1.9 billion
Memphis, Tennessee
• 195,000 bpd capacity
• 7.5 Nelson complexity
• Under Strategic Evaluation
Ardmore, Oklahoma
• 90,000 bpd capacity
• 10.9 Nelson complexity
• Under Strategic Evaluation
St. Charles, Louisiana
• 250,000 bpd capacity
• 14.3 Nelson complexity
San Nicholas, Aruba
• 275,000 bpd capacity
• 7.0 Nelson complexity
• Under Strategic Evaluation
Legend
Valero Marketing Presence
Core Refinery
Non-Core Refinery Under Strategic Evaluation
Non-Core Refinery – Sold

Note: Capacity shown in terms of crude and feedstock throughput
Sources: Nelson complexities, Oil & Gas Journal and Valero estimates

20

21 21 Key Growth Projects Sensitivity Analysis Refinery Project Total Cost1 $mm Start-Up Contribution to Op. Inc. before Depr. & Amort. Exp.2 $mm IRR3 Description St. Charles Hydro-cracker $1,250 4Q10 $430 30% New hydrocracker - 50 mbpd St. Charles Crude/ Coker $250 3Q09 $160 40% Crude unit expansion - 45 mbpd Coker expansion - 10 mbpd St. Charles FCC $190 1Q10 $230 65% Convert to conventional design Improve reliability and get 5% volume yield Port Arthur Hydro-cracker/ Crude $1,600 4Q10 $490 28% New hydrocracker - 50 mbpd Crude expansion - unlock up to 75 mbpd existing capacity Port Arthur Pet Coke Gasifier $2,500 2013 $850 21% 10,000 tons per day capacity Produce 450 million ft3/day of hydrogen 1 Total project cost includes non-strategic capital costs and interest and overhead 3 Unlevered internal rate of return on project economics 2 Key Margin Drivers Assumed for Examples WTI /bbl ULSD Crack /bbl Natural Gas /mmBtu Maya Diff. /bbl Pet Coke /ton (All Gulf Coast, except WTI Cushing) $125 $16 $14 $12 $50

22 Valero's Refineries Look Undervalued with a Stock Price at $33 per Share USGC New Build (Estimated) 25000 VLO Replacement Cost (Estimated) 15810 Lima Transaction Value 11875 Krotz Springs Transaction Value 6060 VLO Implied Refining Assets 3140 Value per Barrel of Daily Throughput Capacity USGC New Build (Estimated) 1786 VLO Replacement Cost (Estimated) 1609 Lima Transaction Value 1212 Krotz Springs Transaction Value 932 VLO Implied Refining Assets 324 Value per Complexity-Adjusted Barrel of Daily Capacity 20% of Replacement Cost 18% of USGC New Build Value 1 Transaction value includes estimated value of earn-out at $170 million See Appendix for details of calculations 1 1

23 Implied Value of Valero's Refining Assets Billions, except per unit amounts Billions, except per unit amounts Market Value of Equity at $33/share $17.3 Book Value of Debt1 6.5 Less: Cash1 -1.6 = Estimated Enterprise Value 22.2 Less: Book Value of Net Working Capital1 -1.0 Less: Incremental Market Value of Inventories1 -10.5 Less: Estimated Value of Retail Assets2 -1.0 = Implied Value of Refining Assets $9.7 Implied Value Per: Barrel of daily throughput capacity (3.095mmbpd)3 $3,140 Barrel of complexity-adjusted capacity (2.64mmbpd crude, 11.35 Nelson)4 $324 1As of 6/30/08; 2Company estimate for evaluation purposes only; 39,717,000,000 / 3,095,000 = $3,140; 49,717,000,000 / 2,640,000 / 11.35 = $324

Canadian Crude Supply Strategy

- Agreed to participate as a prospective shipper on the Keystone Pipeline System
- Option to take an equity ownership position in the Keystone Partnerships
  - Current participants are TransCanada and ConocoPhillips



Keystone XL Pipeline System
Begins: Hardisty
Ends: Port Arthur
Length: 1933 miles
Product: Heavy Sour Crude Oil
Planned Capacity: 1.1 million bpd
Ft. McMurray
Edmonton
Hardisty
Vancouver
Regina
Keystone XL Phase 2
Q4, 2011
Keystone
Q4, 2009
Chicago
Steele City
Wood River
Patoka
Cushing Extension
Q4, 2010
Cushing
Keystone XL Phase 1
Q4, 2010
Port Arthur
Houston
New Orleans

Valero has 233 MBPD of coking capacity on the U.S. Gulf Coast - Plan to increase to 243 MBPD by 2011

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25 Valero Is the Industry Leader, Yet Looks Undervalued vs. Peers Source: Oil & Gas Journal and Valero estimates EC GC MC WC RM DK 0 1 0 0 0 ALJ 0 0.6 0 0.4 0 WNR 0.3 0 0 0 0.7 HOC 0 1 TSO 0.82 0.18 FTO 0.68 0.32 SUN 0.74 0.26 VLO 0.26 0.55 0.07 0.12 Most Geographically Diverse Refining Capacity Source: Oil & Gas Journal and Valero estimates DK 8.03 ALJ 7.91 WNR 6.7 HOC 10.31 TSO 9.41 FTO 10.4 SUN 8.5 VLO 11.91 Leading Nelson Complexity Index Source: Bloomberg EPS DK 0.85 ALJ 0.89 WNR 1.4 HOC 1.15 TSO 1.68 FTO 1.36 SUN 0.94 VLO 0.5 Lowest Volatility of Quarterly Diluted EPS from Continuing Operations Since 2002 Source: Bloomberg, August 29, 2008 DK 10.2 ALJ 9.4 WNR 13.3 HOC 8.8 TSO 11.3 FTO 6.7 SUN 13.5 VLO 8.2 Low Price to 2009 Estimated Earnings Ratio 1VLO figures are for core refineries and exclude Aruba, Memphis, and Ardmore 1 1

26 26 Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.